Exhibit 23.1

                         CONSENT OF INDEPENDENT AUDITORS


     We consent to the incorporation by reference in the Registration Statement (Form S-8) No. 33-78346) pertaining to the Tremont Advisers, Inc. Savings Plan (formerly Tremont Advisers, Inc. 401(k) Savings Plan) of our report dated March 2, 2000, with respect to the consolidated financial statements of Tremont
Advisers, Inc. included in the Annual Report (Form 10-KSB) for the year ended December 31, 1999.



                                                               Ernst & Young LLP


White Plains, New York
March 16, 2000








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